FY 2005 1st Quarter
Earnings Conference Call
Chip McClure, President, Chairman and CEO
Rakesh Sachdev, Vice President and Controller

January 31, 2005

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Forward-Looking Statements

            This presentation contains “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates and potential disruption production and supply due to terrorist attacks or acts of aggression; availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its customers and suppliers; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor’s Securities and Exchange Commission filings.

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

1st Quarter Income Statement

(in millions, except per share amounts)

2004

2003

$

%

Sales

2,090

$

1,924

$

166

$

9%

Cost of Sales

(1,964)

(1,775)

(189)

-11%

GROSS MARGIN

126

149

(23)

-15%

SG&A

(84)

(90)

6

7%

Restructuring Costs

(10)

(1)

(9)

-900%

Other Income (Expense)

4

(16)

20

OPERATING INCOME

36

42

(6)

-14%

Equity in Earnings of Affiliates

6

2

4

200%

Gain on Sale of Marketable Securities

-

7

(7)

Interest Expense, Net and Other

(28)

(26)

(2)

-8%

INCOME BEFORE INCOME TAXES

14

25

(11)

-44%

Provision for Income Taxes

(4)

(8)

4

50%

Minority Interests

2

(2)

4

200%

Income From Continuing Operations

12

15

(3)

-20%

Income from Discontinued Operations

6

4

2

50%

NET INCOME

18

$

19

$

(1)

$

-5%

DILUTED EARNINGS PER SHARE

Continuing Operations

0.17

$

0.22

$

(0.05)

$

-23%

Discontinued Operations

0.09

0.06

0.03

50%

Diluted EPS

0.26

$

0.28

$

(0.02)

$

-7%

Three Months Ended December 31,

Better/(Worse)

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Segment Sales

(in millions)

2004

2003

$

%

Light Vehicle Systems

North America

515

$

 500

$

 15

$

3%

Europe

556

 620

 (64)

-10%

South America

50

41

9

22%

Asia-Pacific and Other

62

78

 (16)

-21%

Total Sales

  1,183

  1,239

 (56)

-5%

Commercial Vehicle Systems

North America

 530

417

 113

27%

Europe

 278

189

89

47%

South America

45

28

17

61%

Asia-Pacific and Other

54

51

3

6%

Total Sales

 907

 685

 222

32%

Reported Sales

  2,090

$

  1,924

$

 166

$

9%

Better/(Worse)

Quarter Ended December 31,

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Segment Operating Income

(in millions)

2004

2003

$

%

Operating Income

Light Vehicle Systems

(1)

$

27

$

(28)

$

-104%

Commercial Vehicle Systems

37

31

6

19%

Segment Operating Income

36

58

(22)

-38%

Costs for Withdrawn Tender Offer

-

(16)

16

Operating Income

36

$

42

$

(6)

$

-14%

Operating Margins

Light Vehicle Systems

-0.1%

2.2%

(2.3)

Commercial Vehicle Systems

4.1%

4.5%

(0.4)

Segment Operating Margins

1.7%

3.0%

(1.3)

Operating Margins

1.7%

2.2%

(0.5)

Better/(Worse)

Quarter Ended December 31,

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Balance Sheet Highlights

(in millions)

12/31/04

09/30/04

06/30/04

03/31/04

12/31/03

Cash

91

$

132

$

122

$

119

$

137

$

Short-term Debt

7

$

3

$

3

$

2

$

10

$

Long-term Debt

1,516

1,487

1,585

1,527

1,571

  Total Debt

1,523

$

1,490

$

1,588

$

1,529

$

1,581

$

Minority Interests

62

61

60

64

69

Equity

1,170

988

1,123

1,076

1,050

Total Debt to Capital

55%

59%

57%

57%

59%

Net Debt (1)

1,396

1,364

1,588

1,600

1,691

Factored Receivables

-

10

9

16

70

Securitized Receivables

1

32

142

225

223

Working Capital  (2)

469

293

553

570

586

Working Capital % of Sales (3)

4.6%

5.3%

6.7%

7.2%

6.9%

(1)

Net debt is calculated as total debt less fair value of interest rate swaps plus factored and securitized receivables less cash.

(2)

Includes accounts receivable securitization and factored receivables and excludes cash, short-term debt, and assets and liabilities of discontinued operations.

(3)

Calculated using quarterly average working capital and current quarter annualized sales.

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Cash Flow Highlights

Three Months Ended

(in millions)

2004

2003

OPERATING ACTIVITIES

Income from continuing operations

12

$

15

$

Adjustments to income from continuing operations

Depreciation and amortization

46

49

Other non-cash adjustments

(4)

(10)

Pension and retiree medical expense

27

33

Pension and retiree medical contributions

(22)

(23)

Changes in assets and liabilities

(144)

(58)

Net cash flows provided by (used for) continuing operations

(85)

6

Net cash flows used for discontinued operations

(94)

(2)

Cash provided by (used for) operations (excluding securitization and factoring)

(179)

4

Changes in receivables securitization and factoring

(41)

9

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES

(220)

$

13

$

INVESTING ACTIVITIES

Capital expenditures

(27)

$

(29)

$

Other investing cash flows provided by continuing operations

11

33

Net investing cash flows provided by (used for) discontinued operations

162

(2)

CASH PROVIDED BY INVESTING ACTIVITIES

146

$

2

$

FINANCING ACTIVITIES

Net change  in debt

31

$

21

$

Proceeds from exercise of stock options

5

-

Cash dividends

(7)

(7)

CASH PROVIDED BY FINANCING ACTIVITIES

29

$

14

$

December 31,

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

FY 2005 Light Vehicle Production Outlook

(in millions)

Calendar

Q1

Q2

Q3

Q4

Full Year

Year

North America

2005 Outlook

3.8

4.0

4.2

3.8

15.8

15.9

2004 Actual

3.9

4.2

4.2

3.6

15.9

15.8

Change

-3%

-5%

0%

6%

-1%

1%

Western Europe (1)

2005 Outlook

4.2

4.4

4.6

3.8

17.0

17.3

2004 Actual

4.3

4.3

4.6

3.7

16.9

16.8

Change

-2%

2%

0%

3%

1%

3%

(1) - Includes Czech Republic

Source: CSM Worldwide, Inc.

Fiscal Year Ended September 30

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

FY 2005 Commercial Vehicle Production Outlook

(in thousands)

Calendar

Q1

Q2

Q3

Q4

Full Year

Year

North America - Class 8 Trucks (1)

2005 Outlook

71

77

80

74

302

305

2004 Actual

47

54

63

71

235

259

Change

51%

43%

27%

4%

29%

  18%

Western Europe - Heavy & Medium Trucks

2005 Outlook

93

91

97

79

360

353

2004 Actual

95

93

98

90

376

374

Change

-2%

-2%

-1%

-12%

-4%

   -6%

(1) - Includes U.S., Canada and Mexico

Source: Western Europe - Global Insight

Fiscal Year Ended September 30

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Light Vehicle Systems Net New Business

Implied

Actual

Annual

2004

2005

2006

2007

2008

Cumulative

Growth

November 2004 Guidance

4,818

$

280

$

130

$

100

$

510

$

3%

Reduction of Pass Through Sales

-

(40)

(120)

(75)

Other Changes, Net

-

20

(30)

(25)

Revised Guidance

4,818

$

260

$

(20)

$

-

$

130

$

370

$

2%

Sales (in millions)

Incremental

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

FY 2004 Results and FY 2005 Outlook – Continuing Operations

(in millions, except EPS)

FY 2004

Full Year

Sales

8,033

$

-

8,033

$

Light Vehicle Systems

4,818

$

160

-

180

Commercial Vehicle Systems

3,215

700

-

730

860

910

Sales

8,033

$

8,893

$

-

8,943

$

Operating Margin

3.2%

2.8%

-

3.0%

Interest Expense

(107)

(113)

-

(115)

Effective Tax Rate

25%

27%

-

27%

Income from Continuing Operations

127

$

110

$

-

125

$

Diluted Earnings Per Share

1.85

$

1.60

$

-

1.80

$

Full Year Outlook (1)

FY 2005

(1)  Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions that will be announced in the current quarter.

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

FY 2005 Cash Flow Outlook

(in millions)

Income From Continuing Operations

110

$

-

125

$

Adjustments to Income

Depreciation and Other Amortization

195

-

200

Pension and Retiree Medical Expense

110

-

110

Pension and Retiree Medical Contributions

(160)

-

(170)

Changes in Assets and Liabilities *

(45)

-

(25)

Cash Provided by Operations

210

-

240

Capital Expenditures

(170)

-

(180)

Free Cash Flow

40

$

-

60

$

Net Proceeds from Acquisitions and Divestitures (1)

195

$

-

195

$

Cash Dividends ($0.40 per share)

(27)

$

-

(27)

$

(1) Includes sale of Roll Coater and the Automotive Stamping and Components businesses.

* Includes discontinued operations

Note: Does not include the effects of any changes in A/R securitization and factoring or any future acquisitions or divestitures.

Full Year

FY 2005

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

FY 2004 2nd Quarter Results and FY 2005 2 nd Quarter Outlook –
Continuing Operations

(in millions, except EPS)

FY 2004

2nd Quarter

Sales

1,996

$

-

1,996

$

Light Vehicle Systems

1,227

$

60

-

65

Commercial Vehicle Systems

769

230

-

240

290

-

305

Sales

1,996

$

2,286

$

-

2,301

$

Operating Margin

3.9%

2.3%

-

2.4%

Interest Expense

(25)

(28)

-

(29)

Effective Tax Rate

26%

27%

-

27%

Income from Continuing Operations

40

$

21

$

-

24

$

Diluted Earnings Per Share

0.58

$

0.30

$

-

0.35

$

(1)  Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions that will be announced in the current quarter.

FY 2005

2nd Quarter Outlook (1)

Non-GAAP Financial Information

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures.  These measures include “net debt” and “free cash flow”.  Net debt is defined as total debt less the fair value adjustment of debt due to interest rate swaps, plus securitized and factored receivables, less cash.  Free cash flow represents net cash provided by operating activities before the net change in accounts receivable securitized or factored, less capital expenditures.  The Company believes it is appropriate to exclude the net change in securitized and factored accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that net debt is an important indicator of the Company’s overall leverage and free cash flow is useful in analyzing the
Company’s ability to service and repay its debt.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

Neither, net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity.
In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

ArvinMeritor
FY 2005 1st Quarter Earnings Conference Call
January 31, 2005

Non-GAAP Financial Information – Net Debt

(in millions)

12/31/04

09/30/04

6/30/04

3/31/04

12/31/03

Total Debt

1,523

1,490

1,588

1,529

1,581

Less:

Fair value of interest rate swaps

(37)

(36)

(29)

(51)

(46)

Plus:

Receivable securitization

1

32

142

225

223

Plus:

Receivable factorization

-

10

9

16

70

   Subtotal

1,487

1,496

1,710

1,719

1,828

Less:

Cash

(91)

(132)

(122)

(119)

(137)

    Net Debt

1,396

$

1,364

$

1,588

$

1,600

$

1,691

$

Net debt is calculated as total debt less fair value of interest rate swaps plus factored and securitized receivables less cash.